As filed with the Securities and Exchange Commission on September 12, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 AT ROAD, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                                      94-3209170
(State of incorporation or organization)                   (IRS Employer
                                                        Identification No.)

47200 Bayside Parkway, Fremont, CA                            94538
(Address of principal executive offices)                      (Zip Code)

   If this form relates to the registration of a      If this form relates to the registration
   class of securities pursuant to Section 12(b)      of a class of securities pursuant to
   of the Exchange Act and is effective pursuant      Section 12(g) of the Exchange Act and is
   to General Instruction A.(c), check the            effective pursuant to General
   following box.     [_]                             Instruction A.(d), check the following
                                                      box.       [X]

 Securities Act registration statement file number to which this form relates:
 333-41372 (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:


          Title of each class                  Name of each exchange on which
          to be so registered                  each class is to be registered
          -------------------                  ------------------------------

                None                                        None



       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.0001 par value
                        -------------------------------
                               (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-41372) (the "Form S-1 Registration
                                                     ---------------------
Statement").
---------

Item 2.        Exhibits
               --------

                    The following exhibits are filed as a part of this Registration Statement:

                    1.1 Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

                    2.1 Amended and Restated Articles of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

                    2.2 Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the Registrant's reincorporation in Delaware -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

                    2.3 Amended and Restated Bylaws -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

                    2.4 Amended and Restated Bylaws as proposed for reincorporation in Delaware --incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

                    2.5 Amended and Restated Certificate of Incorporation, as proposed for public company -- incorporated herein by reference to Exhibit 3.5 to the Form S-1 Registration Statement.

                    2.6 Amended and Restated Investor's Rights Agreement dated June 27, 2000 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 10.19 to the Form S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 5, 2000                    AT ROAD, INC.




                                     By:   /s/ Krish Panu
                                        ---------------------------------------
                                           Krish Panu
                                           President and Chief Executive Officer

                               INDEX TO EXHIBITS


Exhibit No.                           Description
-----------                           -----------

     1.1 Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.
     2.1 Amended and Restated Articles of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.
     2.2 Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the Registrant's reincorporation in Delaware -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
     2.3 Amended and Restated Bylaws -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
     2.4 Amended and Restated Bylaws as proposed for reincorporation in Delaware-- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
     2.5 Amended and Restated Certificate of Incorporation, as proposed for public company -- incorporated herein by reference to
                Exhibit 3.5 to the Form S-1 Registration Statement.
     2.6 Amended and Restated Investor's Rights Agreement dated June 27, 2000 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to
                Exhibit 10.19 to the Form S-1 Registration Statement.